UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )s

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Canopy Growth Announces Mailing and Filing of Annual General Meeting Materials

•	Canopy Growth’s AGM to be held in a virtual-only format on Tuesday, September 24, 2024 at 1:00 PM ET.

•	Voting is important and easy; shareholders are encouraged to vote now.

•	Canopy Growth shareholders with a 16-digit control number can vote online at http://proxyvote.com, by phone at 1-800-474-7493, and by mail using the enclosed pre-paid envelope.

•	For more information, shareholders should contact Canopy Growth’s strategic shareholder advisor and proxy solicitation agent, Laurel Hill Advisory Group, at 1-877-452-7184 (1-416-304-0211 for collect calls outside North America) or by email at assistance@laurelhill.com.

Smiths Falls, ON, August 13, 2024 – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX:WEED, NASDAQ:CGC) announced today that the Company has mailed (or mailed a notice of internet availability with respect to) its proxy statement and fiscal 2024 annual report to shareholders (collectively, the “Meeting Materials”) relating to its 2024 annual general meeting of shareholders (the “Meeting”). The Meeting is scheduled to take place on Tuesday, September 24, 2024 at 1:00 PM ET and will be conducted by live audio webcast at www.virtualshareholdermeeting.com/WEED2024. The Meeting Materials have been filed on EDGAR and SEDAR+ under the Company’s profile, and are available at www.canopygrowth.com/investors/investor-events/annual-general-meeting-2024.

At the Meeting, shareholders will be asked to vote on three items:

1.	The election of directors;

2.	The re-appointment of PKF O’Connor Davies LLP as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s board of directors or any responsible committee thereof to fix their remuneration; and,

3.	A non-binding, advisory vote on the Company’s approach to executive compensation.

The board of directors of the Company recommends shareholders vote FOR each resolution.

Your Vote is Important – Vote Today

Even if you plan to attend the virtual Meeting, shareholders are encouraged to vote in advance of the Meeting and as soon as possible to ensure your vote is submitted.

As a requirement of the Company’s NASDAQ listing, a quorum at the Meeting consists of the presence, in person, by remote communication or by proxy duly authorized, of the holders of 33 1/3% of the outstanding shares entitled to vote at the Meeting. Due to the nature of Canopy Growth’s shareholder base, every vote is important to ensure quorum is achieved and business can be transacted at the Meeting.

Shareholders of record as of the close of business on July 31, 2024 are eligible to vote at the Meeting.

How to Vote

For the majority of Canopy Growth shareholders, voting will be facilitated by Broadridge Financial Solutions (“Broadridge”). These shareholders will receive a form of proxy or voting instruction form from Broadridge with a 16-digit control number, which can be used to vote:

Online: http://proxyvote.com	By Phone: 1-800-474-7493

By Mail: Using the enclosed prepaid envelope

Canopy Growth shareholders who hold their shares at Interactive Brokers LLC can vote online at http://proxypush.com using the provided control number.

Clients of Robin Hood Securities, LLC who are eligible to vote will receive a voting notice by email from noreply@robinhood.com. Voting is hosted by Say Technologies, with voting and materials available directly from the email.

Many shareholders are also eligible to vote quickly and conveniently over the phone by contacting the Company’s proxy solicitation agent, Laurel Hill Advisory Group (“Laurel Hill”), at 1-877-452-7184 (1-416-304-0211 for collect calls outside North America). Shareholders with questions about the Meeting or voting their shares can also contact Laurel Hill at the above phone numbers, or by email at assistance@laurelhill.com.

Annual Report Availability

Interested shareholders may also view the Company’s annual report that is available at: https://www.canopygrowth.com/wp-content/uploads/2024/08/Canopy-Growth-Annual-Report-2024.pdf.

Contact Details:

Nik Schwenker

Vice President, Communications

Nik.Schwenker@canopygrowth.com

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a world leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space, in addition to category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA has closed the acquisitions of approximately 75% of the shares of Lemurian, Inc. (“Jetty”) and two of three Wana entities that make up Wana Brands, being Wana Wellness, LLC and The CIMA Group, LLC, with the full acquisition of Wana expected by end of summer, subject to regulatory approval, once the acquisition of Mountain High Products, LLC is complete. Jetty owns and operates Jetty Extracts, a California-based producer of high- quality cannabis extracts and pioneer of clean vape technology, and Wana Brands is a leading North American edibles brand. Canopy USA has also exercised an option to acquire Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast and Midwest.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the Company’s upcoming annual general meeting of shareholders, including the date and time of such Meeting and the matters to be considered by the Company’s shareholders at the Meeting as well as Canopy USA’s acquisition of Mountain High Products, LLC.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Common Shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com and with the SEC through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2024, and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.